Exhibit 10.30

IDACORP, Inc. and/or Idaho Power Company Executive Officers
with Amended and Restated Change in Control Agreements
(as of February 16, 2022)

Name	Title	Date of Agreement
Ryan Adelman*	Vice President, Power Supply of Idaho Power Company	10/5/2019
Brian R. Buckham*	Senior Vice President and Chief Financial Officer of IDACORP, Inc. and Idaho Power Company	4/4/2016
Mitch Colburn*	Vice President, Planning, Engineering and Construction of Idaho Power Company	8/6/2020
Sarah E. Griffin*	Vice President, Human Resources of Idaho Power Company	10/5/2019
Lisa A. Grow	President and Chief Executive Officer of IDACORP, Inc. and Idaho Power Company	12/12/2008
James Bo D. Hanchey*	Vice President, Customer Operations and Chief Safety Officer of Idaho Power Company	10/5/2019
Patrick A. Harrington	Vice President, General Counsel and Corporate Secretary of IDACORP, Inc. and Idaho Power Company	12/9/2008
Jeffrey L. Malmen	Senior Vice President of Public Affairs of IDACORP, Inc. and Idaho Power Company	12/8/2008
Kenneth W. Petersen*	Vice President, Chief Accounting Officer and Treasurer of IDACORP, Inc. and Idaho Power Company	5/20/2010
Adam Richins*	Senior Vice President & Chief Operating Officer of Idaho Power Company	2/8/2017
*Change in control agreement does not include 13th-month trigger or tax gross-up provisions.

{00322189.DOCX; 1}